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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): May 3, 2005

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                                   ANSYS. INC.
             (Exact Name of Registrant as Specified in its Charter)

               Delaware                   0-20853           04-3219960
    (State or Other Jurisdiction of     (Commission      (I.R.S. Employer
    Incorporation or Organization)      File Number)     Identification No.)

      275 Technology Drive, Canonsburg, PA                     15317
    (Address of Principal Executive Offices)                 (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (724) 746-3304

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ITEM 2.02  REGULATION FD DISCLOSURE

        The Information contained in this Item of this Current Report on Form 8-K is being furnished pursuant to "Item 2.02. Results of Operations and Financial Condition" of Form 8-K.

        The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

        On May 3, 2005, ANSYS, Inc. issued an earnings release announcing its financial results for the first quarter ended March 31, 2005. A copy of the earnings release is attached as Exhibit 99.1

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)     Exhibits

                EXHIBIT
                NUMBER      DESCRIPTION
                --------    -------------------------------------------------
                99.1        Press Release of the Registrant dated May 3, 2005

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        ANSYS, INC.
                                        (Registrant)


Date: May 3, 2005                       By: /s/ MARIA T. SHIELDS
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                                            Maria T. Shields - Chief Financial
                                            Officer, VP of Finance and
                                            Administration
                                            (Ms. Shields is the Principal
                                            Financial and Accounting Officer
                                            and has been duly authorized to
                                            sign on behalf of the Registrant)